Scudder
Emerging Markets
Growth Fund


Annual Report
October 31, 1996


Pure No-Load(TM) Funds


A fund designed to seek long-term growth of capital primarily through equity investment in emerging markets around the globe.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


Scudder (logo)

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Portfolio Summary
   5  Portfolio Management Discussion
   8  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief



o For the period of nearly six months beginning with the Fund's inception on May 8, 1996 and ending October 31, 1996, Scudder Emerging Markets Growth Fund provided a strong total return of 7.08%.


o The outlook for Central Europe continues to be bright. We believe the region's transition from command to free market economies presents an outstanding investment opportunity.

o The rate of growth in emerging Asia is slowing. The region is transitioning away from mercantilist economic models, which may lead to a period of lackluster performance in those markets.

                    2 - Scudder Emerging Markets Growth Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to welcome you as an investor in Scudder Emerging Markets Growth Fund and to present the first annual report for the Fund, covering the abbreviated fiscal year which began with the commencement of operations on May 8, 1996 and ended October 31, 1996. Going forward, you can expect to receive semiannual updates on the Fund's investments and strategy, with the next report covering the six-month period ending April 30, 1997.

     As detailed in the management discussion that follows, Scudder Emerging Markets Growth Fund provided a total return of 7.08% for the period of roughly six months covered by this report, comparing very favorably to the aggregate performance of emerging markets. Going forward, we expect the higher growth rates of many emerging market economies to attract increasing investor interest as the U.S. economy slows, supporting a positive outlook. Scudder Emerging Markets Growth Fund will continue to be appropriate for investors seeking broad exposure to the equity markets of developing countries as part of a diversified portfolio.

     Finally, to update those of you who like to stay informed about new funds from Scudder, we introduced two new equity funds in September. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Emerging Markets Growth Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Growth Fund


                    3 - Scudder Emerging Markets Growth Fund

PORTFOLIO SUMMARY as of OCTOBER 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
Latin America             31%
Europe                    29%
Pacific Basin             22%
Africa                    11%
U.S.& Canada               5%
Other                      2%
--------------------------------------
                         100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund has emphasized the emerging markets of Central
Europe while underweighting the Pacific Basin.
--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Financial                  23%
Manufacturing              14%
Consumer Staples           12%
Metals & Minerals          11%
Construction                8%
Consumer Discretionary      7%
Energy                      5%
Health                      4%
Communications              4%
Other                      12%
---------------------------------------------
                          100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Finance, Manufacturing, and Consumer Staples stocks are well-represented among Fund holdings.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(17% of portfolio)
--------------------------------------------------------------------------
1. WIELKOPOLSKI BANK KREDYTOWY S.A.
   Commercial bank in Poland

2. ZAGREBACKA BANKA
   Commercial banking in Croatia

3. BANK PRZEMYSLOWO HANDLOWY
   Bank in Poland

4. MINAS BUENAVENTURA SA
   Mining company in Peru

5. C&P HOMES, INC.
   Home construction company in Philippines

6. PLIVA D.D.
   Pharmaceutical company in Croatia

7. MONDRAGON INTERNATIONAL PHILIPPINES, INC.
   Wholesale and direct selling of consumer products and resort management

8. COMPUTERLAND POLAND S.A.
   Provider of computer services and systems

9. PETROLEO BRASILEIRO S/A
   Petroleum company

10.DMCI HOLDINGS, INC.
   Construction and property development company in Philippines


Central European bank stocks are among the Fund's top holding
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                    4 - Scudder Emerging Markets Growth Fund

                         Portfolio Management Discussion


Dear Shareholders,

For the period of nearly six months beginning with the Fund's inception on May 8, 1996 and ending October 31, 1996, Scudder Emerging Markets Growth Fund provided a total return of 7.08%. Adjusted for the 2% redemption fee assessed on shares held less than one year, the Fund's total return was 4.94% for the period. For purposes of rough comparison, the unmanaged MSCI Emerging Markets Free Index returned a negative 6.03% between April 30, 1996 and the end of October.

                Country Weightings Key to Portfolio Performance

Poland and Egypt contributed strongly on the positive side to the Fund's outperformance versus the benchmark Index over the period. Our 16.9% weight in Poland versus 0.5% in the Index benefited the Fund greatly. The Fund also carried over a 6% weight in Egypt, a country not presently in the Index. The Egyptian holdings in the Fund appreciated sharply over the period.

Over a period when the Index lost 6%, avoiding the major downdrafts was key to the Fund's outperformance. India, 6.4% of the Index, plunged; we held nothing there. Korea fell sharply as well; being nearly out of that market was helpful. The same holds true for Thailand. Finally, avoiding South Africa (11% of the Index) continues to help the portfolio as the plunge in the Rand and deteriorating fundamentals have made it very hard to make money there this year.


Of course, our country decisions over the period weren't perfect. Most notably, our persistence in staying overweighted in Indonesia hurt us. Political disturbances spooked the Indonesian market, and our stock selection within the country further hurt Fund performance. We have concluded that Mr. Suharto's advancing age and decades-long tenure in office bring us close enough to the end of an era that political risk is escalating. The citizens' desire for democracy is becoming apparent. Notwithstanding the attractive valuations carried by some excellent companies, political issues will likely unsettle the market. We are therefore moving to a somewhat underweight position in Indonesia.


                             Market Outlook: Central
                                 Europe Favored
                               over Emerging Asia

Recent aggregate declines in emerging markets obscure a number of underlying trends. The investment outlook for Central Europe continues to be bright while emerging Asia has become less attractive. We believe Central Europe is only mid-way through a process that will lead to a risk profile closer to Western Europe's, as well as a move up to valuation levels found in Latin and Asian emerging markets. As we believe the region's transition from command to free market economies presents an outstanding investment opportunity, we continue to shift the portfolio weightings to capture it. Currently, 27% of portfolio assets are invested in Central Europe, well above the region's 4% representation in the MSCI Emerging Markets Free Index.

                    5 - Scudder Emerging Markets Growth Fund

We have just returned from a trip to Asia, where we saw fresh evidence of the structural impediments which are in the process of slowing emerging Asia's rate of growth. A transition away from mercantilist economic models will be forced by the region's past over-investment in key exporting industries and by currency rigidities which have caused a decade of accumulated distortions. We see emerging Asia in the process of slowing from historic growth rates of 8-10% to a more sustainable 5-6%. The transition will yield several years of pain or at least dull markets, but in the end Asia will still likely have the highest sustainable growth in the world. While the Fund's Asian exposure is significantly underweighted at 22%, we are confident we will be shifting portfolio assets back to the region some day.

The Philippines remains a glorious exception to Asia's doldrums. Our trip provided encouraging evidence that the much needed tax reform program has a good chance of being enacted. The reform proposal represents a massive overhaul which will greatly broaden the now pitifully tiny tax base. It will make for a fairer system and -- crucially -- one that will stabilize the fiscal situation and enable much more investment in needed infrastructure. If the Philippines' young democracy can enact this huge change in the face of powerful vested interests (who stand to lose considerably) it will not only be a great victory for the country, but will broadly challenge the conventional wisdom that only dictators can push through difficult economic and social reforms in emerging markets.

Philippine GDP growth is accelerating gently, the proverbial "tide that lifts all boats". The Central Bank is maintaining tight monetary policy and we came away unconcerned that an asset bubble or other ills of overheating are on the horizon.

Finally, with respect to Latin America (31% of assets), we see the fundamentals and valuations as still attractive in select markets. We expect the region to be a positive contributor to performance going forward.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

     BAR CHART TITLE:

                    Region Weightings: (October 31, 1996)
                    Scudder Emerging Markets Growth Fund vs.
                    MSCI Emerging Markets Free Index

     BAR CHART DATA:
                       Scudder Emerging Markets    MSCI Emerging Markets
                       Growth Fund                 Free Index
                       ------------------------    ---------------------
 Asia                        22%                           51%

 Latin America               31                            30

 Central Europe              27                             4

 Middle East/Africa          14                            15

 Other                        6                             0

We remain bullish on many of the world's emerging markets, and we see a generally benign environment for this asset class going forward. The biggest threat to emerging market performance would be a reduction in global liquidity. We do not believe the U.S. Federal Reserve is likely to raise rates much, if at


                    6 - Scudder Emerging Markets Growth Fund all, and expect 1997 to bring a softening in U.S. growth which will keep liquidity for financial assets supportive. As U.S. growth slows, the high earnings growth produced by many emerging markets should prove all the more attractive to investors.

Scudder Emerging Markets Growth Fund will continue to provide broad-based exposure to the opportunities for capital appreciation presented by the equity markets of developing countries. Thank you for your investment in the Fund.

Sincerely,

Your Portfolio Management Team

/s/Joyce E. Cornell        /s/Elizabeth Allan
Joyce E. Cornell           Elizabeth Allan

/s/Tara C. Kenney
Tara C. Kenney

                            Scudder Emerging Markets
                          Growth Fund: A Team Approach
                                  to Investing

  Scudder Emerging Markets Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of quantitative analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Joyce E. Cornell, Portfolio Manager, has focused on stock selection since 1993. Joyce, who has nine years of investment experience as a research analyst, joined Scudder in 1991. Elizabeth Allan has been a portfolio manager at Scudder since 1991 and joined the firm in 1987. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Tara, who joined Scudder in 1995, has ten years of financial industry experience.



                    7 - Scudder Emerging Markets Growth Fund

                               INVESTMENT PORTFOLIO as of October 31, 1996

                                                                                              PRINCIPAL      MARKET
                                                                                              AMOUNT($)      VALUE($)
----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 2.3%
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
 repurchased at $1,777,272 on 11/1/96, collateralized by a $1,606,000 U.S. Treasury Note,                    ---------
 9.125%, 5/15/99 (Cost $1,777,000) .........................................................   1,777,000     1,777,000
                                                                                                             ---------

SHORT TERM NOTES 2.6%
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Discount Note, 11/1/96 (Cost $2,000,000) ............................   2,000,000     2,000,000
                                                                                                             ---------
                                                                                                 SHARES
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.1%
ARGENTINA 4.8%
Astra CAPSA (Petroleum company) ............................................................     115,800       208,470
Banco Frances del Rio de la Plata (ADR) (Commercial and private bank) ......................       3,700        97,125
Banco de Galicia y Buenos Aires "B" (Commercial and private bank) ..........................      96,778       444,278
Banco de Galicia y Buenos Aires "B" Rights* (expiration 11/4/96) ...........................      96,778            97
Banco de Galicia y Buenos Aires (ADR) ......................................................      15,572       282,243
Compania Interamericana de Automoviles S.A.* (Automobile manufacturer) .....................      51,250       229,634
Cresud S.A. Comercial* (Agricultural company dealing in cattle and grains) .................     580,723     1,039,650
Inversiones y Representaciones SA (Real estate developer) ..................................     150,100       459,375
Perez Companc S.A. "B" (Industrial conglomerate) ...........................................      94,600       600,800
Sevel Argentina SA "C"* (Automobile and truck manufacturer) ................................     140,000       347,252
                                                                                                             ---------
                                                                                                             3,708,924
                                                                                                             ---------

AUSTRALIA 0.7%
Orogen Minerals* (GDR) (Holding company involved in gold mining and oil development
 in New Guinea) ............................................................................      34,500       546,377
                                                                                                             ---------

BOLIVIA 0.5%
Compania Boliviana de Energia S.A.(Electric utility) .......................................       9,400       397,150
                                                                                                             ---------

BOTSWANA 0.1%
Sechaba Investment Trust Co.* (Investment Co.) .............................................     135,000        93,488
                                                                                                             ---------

BRAZIL 11.3%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ............................      67,700       541,600
Centrais Eletricas de Santa Catarina S.A. "B"* (pfd.) (Electric power distributor) .........     156,215       132,283
Centrais Electricas de Santa Catarina S.A. (GDR) ...........................................       3,700       310,800
Centrais Eletricas Brasileiras S.A. "B" (pfd.) (Electric utility) ..........................     950,000       307,913
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) .................     814,000       503,105
Companhia Siderurgica Paulista "B"* (pfd.) (Steel producer) ................................     925,000       702,258
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ..................      32,300       663,354


    The accompanying notes are an integral part of the financial statements.


                    8 - Scudder Emerging Markets Growth Fund

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Industrias Klabin de Papel e Celulose S/A (pfd.) (Producer of papers and paper products,
 newsprint, and cardboard boxes) ...........................................................      378,000      375,277
Lojas Renner S.A. (pfd.) (Specialty retailer of apparel, cosmetics, electronics, household
 appliances and furniture) .................................................................   11,700,000      626,338
Multicanal Participacoes S.A.* (ADR) (Operator of cable television systems) ................       57,000      798,000
Petroleo Brasileiro S/A (pfd.) (Petroleum company) .........................................    9,085,000    1,176,080
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) .......................        5,200      387,400
Telecomunicacoes Brasileiras S.A. ..........................................................    9,200,000      560,561
Telecomunicacoes de Minas Gerais "B" (pfd.) (Telecommunication services) ...................    1,655,000      184,766
Telecomunicacoes de Minas Gerais (voting) ..................................................       15,530        1,859
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) .....................    1,060,000      193,965
Telecomunicacoes do Parana S/A (pfd.) (Telecommunication services) .........................      975,000      445,080
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat products and electrolytic
 galvanized products) ......................................................................  753,000,000      791,551
                                                                                                             ---------
                                                                                                             8,702,190
                                                                                                             ---------

CANADA 2.1%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and tungsten in
 South America) ............................................................................      247,600      784,742
Kazakhstan Minerals Corp.* (Mining and exploring of copper, gold, and other minerals
 in Kazakhstan) ............................................................................       41,500      280,125
Ourominas Minerals Inc.* (Gold exploration in Brazil) ......................................      167,000      541,743
                                                                                                             ---------
                                                                                                             1,606,610
                                                                                                             ---------

CHILE 3.4%
Laboratorio Chile S.A. (ADR)(Manufacturer and distributor of off-patent pharmaceutical
 products) .................................................................................       12,800      203,200
Madeco, SA (ADR) (Manufacturer of copper and aluminum products for various industrial and
 consumer uses) ............................................................................       21,900      525,600
Santa Isabel S.A. (ADR) (Supermarket chain) ................................................       15,900      447,188
Sociedad Quimica y Minera de Chile SA (ADR) (Producer of fertilizer, iodine and industrial
 chemicals) ................................................................................        9,400      540,500
Vina Concha y Toro SA (ADR) (Wine producer) ................................................       46,500      930,000
                                                                                                             ---------
                                                                                                             2,646,488
                                                                                                             ---------

CROATIA 3.5%
Pliva D.D.* (GDR) (Pharmaceutical company) .................................................       25,500    1,255,875
Zagrebacka Banka* (GDR) (Commercial banking) ...............................................       73,700    1,427,938
                                                                                                             ---------
                                                                                                             2,683,813
                                                                                                             ---------

EGYPT 6.3%
Commercial International Bank (Commercial bank) ............................................        1,550      203,094


    The accompanying notes are an integral part of the financial statements.


                    9 - Scudder Emerging Markets Growth Fund

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Commercial International Bank (GDR) .........................................................     47,200       684,400
Eastern Tobacco Company (Maker of tobacco products) .........................................     49,160       694,017
Egypt Financial & Industrial Co.* (Fertilizer producer) .....................................      2,550        45,750
Egyptian Starch & Glucose Co. (Food producer) ...............................................      5,000        57,058
Madinet Nasser City Housing Co.* (Real estate development company) ..........................     12,125       713,229
Misr International Bank (Bank) ..............................................................      3,485       379,267
North Cairo Mills, Ltd. (Textile manufacturer) ..............................................     18,200       588,818
Paints & Chemical Industries, Ltd. (Producer of paints and chemicals) .......................        792       200,328
Suez Cement Co. (Cement producer) ...........................................................     18,925       267,675
Torrah Portland Cement Co. (Cement producer) ................................................     56,060       997,529
                                                                                                             ---------
                                                                                                             4,831,165
                                                                                                             ---------

GHANA 0.7%
Ashanti Goldfields Co., Ltd.* (Leading gold producer) (b) ...................................     10,177       153,571
Ashanti Goldfields Co., Ltd.* (Preference shares) (b) .......................................     10,177        27,071
Ashanti Goldfields Co., Ltd. (GDR) ..........................................................     19,000       311,125
                                                                                                             ---------
                                                                                                               491,767
                                                                                                             ---------

GREECE 0.3%
Ergo Bank S.A. (Commercial bank) ............................................................      3,400       199,525
                                                                                                             ---------

HONG KONG 0.8%
Sinocan Holdings Ltd. (Manufacturer of three-piece cans for beverage and food
 industries) ................................................................................  1,351,000       642,110
                                                                                                             ---------

HUNGARY 4.1%
EGIS (Developer and manufacturer of pharmaceutical products) ................................     13,100       807,950
Graboplast (Producer of home improvement materials, artificial leather and book bindings) ...     32,629       999,383
Inter-Europa Bank (Commercial bank) .........................................................        900       222,959
Pannonplast (Manufacturer of plastic products from PVC, polypropylene, polyethylene
 and other raw materials) ...................................................................     21,100       689,711
Pick Szeged (Ordinary) (Sausage manufacturer) ...............................................     10,000       450,421
                                                                                                             ---------
                                                                                                             3,170,424
                                                                                                             ---------

INDONESIA 2.8%
Ciputra Development Co. (Foreign registered) (Developer of office properties, shipping and
 commercial centers, industrial properties and sports facilities) ...........................    140,000       102,201
Darya Varia Laboratoria (Foreign registered) (Producer of medicines and pharmaceuticals) ....    133,000       199,893
HM Sampoerna (Foreign registered) (Tobacco company) .........................................     84,500       785,582
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ...................  1,189,180       931,939
Panin Bank (Foreign registered) (Bank) ......................................................    105,000       104,831
                                                                                                             ---------
                                                                                                             2,124,446
                                                                                                             ---------


    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Emerging Markets Growth Fund

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

ISRAEL 0.7%
Check Point Software Technologies Ltd.* (Developer of network security software) ...........    19,000         522,500
                                                                                                             ---------

JORDAN 0.4%
Arab Potash Co.* (Salts and chemicals extraction) (b) ......................................    14,000         110,461
Jordan Cement Factories* (Cement producer) (b) .............................................    37,675         176,763
                                                                                                             ---------
                                                                                                               287,224
                                                                                                             ---------

KOREA 1.4%
Chosun Brewery Co., Ltd.* (Brewery) ........................................................    31,320         833,936
Korea Electric Power Co. (Electric utility) ................................................     8,100         238,221
                                                                                                             ---------
                                                                                                             1,072,157
                                                                                                             ---------

MALAYSIA 2.7%
ACP Industries Bhd. (Manufacturer of various precast concrete products and thermoplastic
 roadmarking materials) ....................................................................    30,000         197,111
AMMB Holdings Bhd. (Holding company for Arab Malaysian Merchant Bank Bhd. which provides
 financial, insurance and investment services) .............................................    46,000         247,615
Crest Petroleum Bhd.* (Investment company involved in various oilfield services) ...........    19,200          63,835
Hong Leong Credit Bhd. (Investment holding company involved in financing, money market
 dealings, investment trading, fund management) ............................................    44,000         243,816
IOI Corporation Bhd. (Processor of oil palm, rubber and cocoa) .............................   170,000         267,801
New Straits Times Press Bhd. (Newspaper publisher and property developer) ..................    39,000         205,304
SAP Holdings Bhd. (Property developer) .....................................................   191,000         831,585
                                                                                                             ---------
                                                                                                             2,057,067
                                                                                                             ---------

MEXICO 1.8%
Industrias Penoles S.A. (Exploration and marketing of minerals and non-ferrous metals
 such as lead, zinc and silver) ............................................................   207,100         822,726
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ....................    19,100         582,550
                                                                                                             ---------
                                                                                                             1,405,276
                                                                                                             ---------

MOROCCO 1.3%
Omnium Nord Africaine (Conglomerate) .......................................................    11,200         644,864
Societe Nationale d'Investissements "V" (Conglomerate, various joint ventures) .............     5,300         341,778
                                                                                                             ---------
                                                                                                               986,642
                                                                                                             ---------

OMAN 1.0%
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey, investing in the Middle East) .........    70,300         764,513
                                                                                                             ---------

PERU 8.2%
CPT Telefonica del Peru S.A. (ADR) (Telecommunication services) ............................    14,100         290,813
Cementos Lima S.A. "T" (Cement producer) ...................................................    50,000         681,897
Cementos Norte Pasasmayo SA (Cement producer) (b) ..........................................    38,472          55,120


    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Emerging Markets Growth Fund

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Cerveceria Backus & Johnston S.A. "T" (Brewery) ............................................     315,800       317,940
Compania Peruana de Telefonos S.A. "B" (Public and cellular telephone services) ............     120,000       253,708
Credicorp Ltd (Holding company providing a full range of financial services) ...............      19,200       336,000
Edegel SA (Electric power utility) .........................................................   1,463,601       787,766
Talleres Moyopampa S.A. "B" (Electric power utility) .......................................       1,166           867
Enrique Ferreyros y Cia. (Machinery manufacturer) ..........................................     719,751       707,906
Minas Buenaventura SA "A" (Mining company) .................................................     168,600     1,307,670
Minas Buenaventura SA* (ADR) (Mining company) ..............................................       2,300        38,525
Minsur S.A. "T" (Tin mining company) .......................................................      61,700       553,090
Consorcio Alimertos Fabril Pacifico* (Food producer) .......................................     669,413       977,226
                                                                                                             ---------
                                                                                                             6,308,528
                                                                                                             ---------

PHILIPPINES 10.5%
Ayala Corp. "B" (Industrial conglomerate) ..................................................     336,000       319,635
C & P Homes, Inc. (Home construction company) ..............................................   2,885,000     1,317,352
DMCI Holdings, Inc.* (Construction and property development company) .......................   1,615,000     1,167,618
Empire East Land Holdings, Inc.* (Property developer for low to middle income markets) .....   1,025,000       497,289
Filinvest Development Corp.* (Developer of real estate properties) .........................      58,000        21,629
HI Cement Corp.* (Manufactures two kinds of cement: portland cement and pozzolan cement) ...     900,000       277,397
International Container Terminal Services, Inc.* (Containerized cargo handling firm) .......   1,279,000       839,526
Ionics Circuit Inc.* (Manufacturer of electronic components) ...............................     150,000        97,032
Manila Electric Co. "B" (Electric utility) .................................................      48,100       353,246
Metropolitan Bank and Trust Company (Commercial bank and trust company) ....................      37,525       828,177
Mondragon International Philippines, Inc.* (Wholesale and direct selling of consumer
 products and resort management ............................................................   2,253,000     1,243,094
Philippine Savings Bank* (Bank) ............................................................     230,000       498,858
Republic Glass Holdings Corp. (Maker of glass products for passenger cars and light
 commercial vehicles) ......................................................................   1,228,800       238,466
SM Prime Holdings Corp. (Leader in commercial center operations) ...........................     810,000       172,603
William Gothong & Aboitiz* (Inter-island passenger and cargo liner services) (b) ...........     658,000       142,717
                                                                                                             ---------
                                                                                                             8,014,639
                                                                                                             ---------

POLAND 16.9%
Bank Przemyslowo Handlowy (Bank) ...........................................................      19,498     1,352,486
Bank Rozwoju Eksportu SA (Export bank) .....................................................      28,700       852,465
Bank Slaski SA (Bank) ......................................................................      10,600       980,364
Bydgoska Fabryka Kabli SA (Manufacturer of cables, wires and insulating materials) .........     161,500     1,125,996
ComputerLand Poland S.A.* (Provider of computer services and systems) ......................      65,500     1,199,932
Debica SA "A"* (Tire manufacturer) .........................................................      31,400       636,668


    The accompanying notes are an integral part of the financial statements.

                    12 - Scudder Emerging Markets Growth Fund

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Elektrim Spolka Akcyjna SA (Manufacturer of power equipment, electrical machinery
 and apparatus) ............................................................................    67,800         578,828
Krosno S.A. (Manufacturer of wide range of glassware) ......................................    39,800         750,356
Kutnowskie Zaklady Farmaceutyczne Polfa S.A. "A"* (Producer of pharmaceuticals,
 veterinary medicines, food components) ....................................................    27,700         807,982
Mostostal Zabrze Holding SA (Construction company) .........................................   136,500         558,391
Polifarb Wroclaw SA (Chemical producer) ....................................................   149,000         662,528
Polish Privatization Vouchers (Exchangeable into shares of National Investment
 Funds) ....................................................................................    12,000         614,684
STALEXPORT S.A. "A"* (Importer/exporter of machinery and equipment, raw materials,
 metallurgical products) ...................................................................     5,000          63,140
Wielkopolski Bank Kredytowy S.A. (Commercial bank) .........................................   309,600       1,927,291
Zaklady Metali Lekkich Kety* (Manufacturer of aluminum casting alloys and products) ........    11,400         892,146
                                                                                                            ----------
                                                                                                            13,003,257
                                                                                                            ----------

PORTUGAL 1.3%
Cimentos de Portugal SA (Manufacturer of cement, ready mix concrete and aggregates) ........    34,100         716,757
Portugal Telecom SA (Telecommunication services) ...........................................    11,800         306,854
                                                                                                            ----------
                                                                                                             1,023,611
                                                                                                            ----------

SWITZERLAND 1.0%
Holderbank Financiere Glaris AG (Bearer) (Cement producer) .................................       715         495,702
Phoenix Mecano AG (Bearer) (Manufacturer of hospital beds) .................................       550         270,185
                                                                                                            ----------
                                                                                                               765,887
                                                                                                            ----------

TAIWAN 0.6%
Far Eastern Department Stores Ltd. (Department store chain) ................................   365,000         475,799
Far Eastern Department Stores Ltd. Rights* (b) (expiration 11/18/96) .......................    24,455           6,127
                                                                                                            ----------
                                                                                                               481,926
                                                                                                            ----------

THAILAND 1.4%
PTT Exploration and Production Co., Ltd. (Foreign registered) (Petroleum refinery) .........    45,000         645,756
Siam Makro Co., Ltd. (Foreign registered) (Food supermarket chain) .........................    99,000         423,094
                                                                                                            ----------
                                                                                                             1,068,850
                                                                                                            ----------

UNITED STATES 1.7%
Benton Oil & Gas Co.* (Oil and gas exploration, development and production in Venezuela)....    41,100       1,006,950
Pioneer Group Inc. (Fund management company owning major gold producer in Ghana) ...........    11,300         271,200
                                                                                                            ----------
                                                                                                             1,278,150
                                                                                                            ----------

ZIMBABWE 2.8%
Delta Corp. (Brewery) ......................................................................    90,873         282,360
Meikles Africa Ltd.* (GDR) (Hotel operator) ................................................   756,400       1,021,140


    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Emerging Markets Growth Fund

                                                                                                              MARKET
                                                                                                SHARES       VALUE($)
----------------------------------------------------------------------------------------------------------------------

Wankie Colliery Co., Ltd. (Operator of coal mining activities at Hwange, Zimbabwe) .........   1,270,000       418,530
Zimbabwe Sun (Operator of hotels and other tourist facilities) .............................   1,180,847       455,861
                                                                                                            ----------
                                                                                                             2,177,891
----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $71,451,083)                                                                      73,062,595
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $75,228,083)(a)                                                  76,839,595
----------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $75,541,967. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $1,297,628. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,117,217 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
     $2,819,589.

 (b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996 aggregated $798,067. See Note A of the Notes to Financial Statements.

   * Non-income producing security.

     Sector breakdown of the Fund's equity securities is noted on page 4.





    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Emerging Markets Growth Fund

                                        FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities

                                 as of October 31, 1996

ASSETS
-----------------------------------------------------------------------------------------------------
               Investments, at market (identified cost $75,228,083) (Note A) ..........   $76,839,595
               Cash ...................................................................         2,222
               Foreign currency, at value, (cost $422,234) ............................       422,125
               Receivable for investments sold ........................................       146,112
               Dividends and interest receivable ......................................        29,488
               Receivable for Fund shares sold ........................................     1,118,956
               Foreign taxes recoverable ..............................................         2,184
               Deferred organization expenses (Note A) ................................        27,556
                                                                                          -----------
               Total assets ...........................................................    78,588,238
LIABILITIES
-----------------------------------------------------------------------------------------------------
               Payable for investments purchased ......................................     2,566,881
               Payable for Fund shares redeemed .......................................        42,024
               Accrued expenses and other payables ....................................       185,640
                                                                                          -----------
               Total liabilities ......................................................     2,794,545
               --------------------------------------------------------------------------------------
               NET ASSETS, AT MARKET VALUE                                                $75,793,693
               --------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
               Net assets consist of:
               Accumulated net investment loss ........................................   $  (124,716)
               Unrealized appreciation (depreciation) on:
                    Investment securities .............................................     1,611,512
                    Foreign currency related transactions .............................        (1,478)
               Accumulated net realized loss ..........................................      (518,900)
               Paid-in capital ........................................................    74,827,275
               --------------------------------------------------------------------------------------
               NET ASSETS, AT MARKET VALUE                                                $75,793,693
               --------------------------------------------------------------------------------------
NET ASSET VALUE
               NET ASSET VALUE, offering and redemption (Note A) price per share
                ($75,793,693/5,896,839 shares of capital stock outstanding, $.01
                par value, 100,000,000 shares authorized) .............................        $12.85


    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Emerging Markets Growth Fund

                                       Statement of Operations

                                     for the period May 8, 1996

                          (commencement of operations) to October 31, 1996


INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
               Income:
               Dividends (net of foreign taxes withheld of $24,157) ..................    $  184,752
               Interest ..............................................................       106,704
                                                                                          ----------
                                                                                             291,456
                                                                                          ----------
               Expenses:
               Management fee (Note C) ...............................................       215,973
               Custodian and accounting fees (Note C) ................................       191,714
               Services to shareholders (Note C) .....................................        89,666
               Directors' fees and expenses (Note C) .................................        36,072
               Registration fees .....................................................        58,513
               Auditing ..............................................................        27,750
               Reports to shareholders ...............................................        18,307
               Legal .................................................................         8,354
               Amortization of organization expense (Note A) .........................         2,944
               Other .................................................................         6,878
                                                                                          ----------
               Total expenses before reductions ......................................       656,171
               Expense reductions (Note C) ...........................................      (309,636)
                                                                                          ----------
               Expenses, net .........................................................       346,535
               -------------------------------------------------------------------------------------
               NET INVESTMENT LOSS                                                           (55,079)
               -------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
               Net realized loss from:
               Investments ...........................................................      (518,900)
               Foreign currency related transactions .................................       (96,473)
                                                                                          ----------
                                                                                            (615,373)
                                                                                          ----------
               Net unrealized appreciation (depreciation) during the period on:
               Investments ...........................................................     1,611,512
               Foreign currency related transactions .................................        (1,478)
                                                                                          ----------
                                                                                           1,610,034
                                                                                          ----------
               Net gain on investment transactions ...................................       994,661
               -------------------------------------------------------------------------------------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  939,582
               -------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Emerging Markets Growth Fund

                                 Statement of Changes in Net Assets

                                                                                       FOR THE PERIOD
                                                                                         MAY 8, 1996
                                                                                        (COMMENCEMENT
                                                                                        OF OPERATIONS
INCREASE (DECREASE) IN NET ASSETS                                                        OCTOBER 31,
                                                                                            1996)
-----------------------------------------------------------------------------------------------------
               Operations:
               Net investment loss ...................................................    $  (55,079)
               Net realized loss .....................................................      (615,373)
               Net unrealized appreciation on investment transactions during the
                period ...............................................................      1,610,034
                                                                                          -----------
               Net increase in net assets resulting from operations ..................        939,582
                                                                                          -----------
               Fund share transactions:
               Proceeds from shares sold .............................................     76,964,590
               Cost of shares redeemed ...............................................     (2,135,475)
               Redemption fees (Note A) ..............................................         23,796
                                                                                          -----------
               Net increase in net assets from Fund share transactions ...............     74,852,911
                                                                                          -----------
               Increase in net assets ................................................     75,792,493
               Net assets at beginning of period .....................................          1,200
               NET ASSETS AT END OF PERIOD (including accumulated net investment          -----------
                loss of $124,716) ....................................................    $75,793,693
                                                                                          -----------

OTHER INFORMATION
-----------------------------------------------------------------------------------------------------
               INCREASE (DECREASE) IN FUND SHARES
               Shares outstanding at beginning of period .............................            100
                                                                                          -----------
               Shares sold ...........................................................      6,064,272
               Shares redeemed .......................................................       (167,533)
                                                                                          -----------
               Net increase in Fund shares ...........................................      5,896,739
                                                                                          -----------
               Shares outstanding at end of period ...................................      5,896,839
                                                                                          -----------


    The accompanying notes are an integral part of the financial statements.

                    17 - Scudder Emerging Markets Growth Fund

                             FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                 FOR THE PERIOD
                                                                                   MAY 8, 1996
                                                                                 (COMMENCEMENT)
                                                                                OF OPERATIONS) TO
                                                                                   OCTOBER 31,
                                                                                       1996
-------------------------------------------------------------------------------------------------
                                                                                     ------
Net asset value, beginning of period ......................................          $12.00
                                                                                     ------
Income from investment operations:
Net investment loss .......................................................            (.02)
Net realized and unrealized gain on investments ...........................             .86
                                                                                     ------
Total from investment operations ..........................................             .84
                                                                                     ------
Redemption fees (Note A) ..................................................             .01
                                                                                     ------
Net asset value, end of period ............................................          $12.85
                                                                                     ------
-------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C) .......................................................            7.08(d)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ....................................              76
Ratio of operating expenses, net to average daily net assets (%) ..........            2.00*
Ratio of operating expenses before expense reductions, to average daily net
 assets (%) ...............................................................            3.79*
Ratio of net investment loss to average daily net assets (%) ..............            (.32)*
Portfolio turnover rate (%) ...............................................            19.5*
Average commission rate paid (b) ..........................................          $.0006

(a)  Based on monthly average of shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks.
(c)  Total return is higher due to maintenance of the Fund's expenses.
(d)  Total return does not reflect the effect of the 2% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                    18 - Scudder Emerging Markets Growth Fund

                         NOTES TO FINANCIAL STATEMENTS

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $671,830 (0.9% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


                    19 - Scudder Emerging Markets Growth Fund

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carry forward of approximately $481,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.



                    20 - Scudder Emerging Markets Growth Fund

                      B. PURCHASES AND SALES OF SECURITIES

For the period May 8, 1996 (commencement of operations) to October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $75,729,996 and $3,760,013, respectively.

                               C. RELATED PARTIES

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until June 30, 1997 in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. For the period May 8, 1996 (commencement of operations) to October 31, 1996, the Adviser did not impose any of its management fee amounting to $215,973.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $65,697 charged to the Fund by SSC for the period May 8, 1996 (commencement of operations) to October 31, 1996 and the amount not imposed amounted to $58,166, of which $7,531 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period May 8, 1996 (commencement of operations) to October 31, 1996, the amount charged to the Fund by STC aggregated $1,553 and the amount not imposed amounted to $1,375.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period May 8, 1996 (commencement of operations) to October 31, 1996, the amount charged to the Fund by SFAC aggregated $38,540 and the amount not imposed amounted to $34,122, of which $4,418 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the period May 8, 1996 (commencement of operations) to October 31, 1996, Directors' fees aggregated $36,072.


                    21 - Scudder Emerging Markets Growth Fund

                        D. INVESTING IN EMERGING MARKETS

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.







                    22 - Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF INTERNATIONAL FUND, INC. AND THE SHAREHOLDERS OF SCUDDER EMERGING MARKETS GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Growth Fund, including the investment portfolio, as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 8, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period May 8, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 5, 1996


--------------------------------------------------------------------------------


                    23 - Scudder Emerging Markets Growth Fund

                                    This Page
                                  intentionally
                                   left blank.







                    24 - Scudder Emerging Markets Growth Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital
Management Corporation

William H. Gleysteen, Jr.
Director; Consultant

Dudley H. Ladd*
Director

William H. Luers
Director; President, The
Metropolitan
Museum of Art

Dr. Wilson Nolen
Director; Consultant

Juris Padegs*
Director

Dr. Gordon Shillinglaw
Director; Professor Emeritus of
Accounting, Columbia
University Graduate School of
Business

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

David S. Lee*
Vice President and Assistant
Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Kathryn L. Quirk*
Vice President and Assistant
Secretary

Richard W. Desmond*
Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary

                        *Scudder, Stevens & Clark, Inc.



                    25 - Scudder Emerging Markets Growth Fund

                        Investment Products and Services


The Scudder Family of Funds
--------------------------------------------------------------------------------

Money Market
     Scudder Cash Investment Trust
     Scudder U.S. Treasury Money Fund

Tax Free Money Market+
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

Tax Free+
     Scudder California Tax Free Fund*
     Scudder High Yield Tax Free Fund
     Scudder Limited Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder Massachusetts Limited Term
          Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder Medium Term Tax Free Fund
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*

Growth and Income
     Scudder Balanced Fund
     Scudder Growth and Income Fund

Income
     Scudder Emerging Markets Income Fund
     Scudder Global Bond Fund
     Scudder GNMA Fund
     Scudder High Yield Bond Fund
     Scudder Income Fund
     Scudder International Bond Fund
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund

Growth
     Scudder Capital Growth Fund
     Scudder Classic Growth Fund
     Scudder Development Fund
     Scudder Emerging Markets Growth Fund
     Scudder Global Discovery Fund
     Scudder Global Fund
     Scudder Gold Fund
     Scudder Greater Europe Growth Fund
     Scudder International Fund
     Scudder Latin America Fund
     Scudder Micro Cap Fund
     Scudder Pacific Opportunities Fund
     Scudder Quality Growth Fund
     Scudder Small Company Value Fund
     Scudder 21st Century Growth Fund
     Scudder Value Fund
     The Japan Fund


Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------

     IRAs
     Keogh Plans
     Scudder Horizon Plan*+++ (a variable annuity)
     401(k) Plans
     403(b) Plans
     SEP-IRAs
     Profit Sharing and Money Purchase
          Pension Plans


Closed-End Funds#
--------------------------------------------------------------------------------

     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income  Opportunities
          Fund, Inc.


Institutional Cash Management
--------------------------------------------------------------------------------

     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(TM)++


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                    26 - Scudder Emerging Markets Growth Fund

                             How to Contact Scudder


Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 San Francisco
                   Chicago

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                    27 - Scudder Emerging Markets Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.



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